

HOUSTON AMERICAN ENERGY CORP

Investor Presentation
January 2017

NYSE MKT: HUSA

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential. These terms include reserves , and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K, filed March 18, 2016 and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our web site. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Corporate Overview

- Houston American Energy Corp (NYSE MKT: HUSA), is a Houston-based, publicly-traded exploration and production company focused on the Permian Basin, Gulf Coast of Louisiana and Texas and the Putumayo, Mid Magdalena and Llanos Basin in Colombia, South America
- For near-term growth, HUSA plans to raise funds in the capital markets and to use its stock as currency to execute on its acquisitions strategy in the United States, with a primary focus on the domestic oil and gas producing regions
- HUSA has initiated an acquisition strategy with the execution of a Participation Agreement to acquire a non-operated working interest in the Permian Basin from Midland-based Founders Oil & Gas III, LLC (the Initial Acquisition). Subject to satisfaction of usual closing conditions, including securing required financing, HUSA plans to consummate acquisition of such interest and to participate in drilling an initial test well on the subject acreage during the first half of 2017.
- Seizing on an existing relationship with its management, HUSA plans to develop a deeper relationship with Founders for participation in future projects
- Beyond the Initial Acquisition, HUSA is evaluating several other near-term follow-on acquisition opportunities in the Wolfcamp, Avalon/Bone Spring plays in the Delaware Basin along with Founders and others
- While HUSA is executing its acquisitions strategy, it will also continue to pursue select opportunities in Colombia with Hupecol, its local partner of 12 years
- HUSA is well poised to be an effective acquisition platform with assets in some of the most interesting and prolific basins in the world. Other key attributes include:
  - NYSE MKT listing
  - Clean balance sheet structure - No debt, 100% common stock (52 million shares outstanding)
  - Approximately $45 million tax loss carryforward
  - An effective baby shelf registration
  - Experienced management
  - Significant deal pipeline

Delaware Basin – Overview

Multi-Target Hz Resource Play (Red Oval)

- Delaware Basin is resource rich oil productive region
- The Delaware Wolfcamp and Bone Spring formations are largely horizontal oil plays
- Wolfcamp Shale is a separate formation that lies beneath the Avalon and Bone Spring formations
- Combined, the formations (commonly referred to as the "WolfBone" play) average over 4,500' thick
- Median hydrocarbon mix of Wolfcamp Shale is similar to the Bone Spring at 60% crude, 20% wet gas and 20% dry gas
- Most of the activity is currently focused on the Southern Portion (Texas) of the Delaware Basin Wolfcamp Shale sections initially, as they are deeper of the two potential targets
- "Changes in technology and industry practice can have significant effects on what resources are technically recoverable,…." [1]



DELAWARE BASIN
Abo Trend
Yeso Trend
MIDLAND BASIN
Wolfberry Trend
Cline Shale
NEW MEXICO
TEXAS
Avalon Trend
Spraberry Trend
Wolfcamp Shale
Bone Spring Trend
CENTRAL BASIN PLATFORM
Wolfcamp Oil Shale
PERIOD
SERIES
DELAWARE BASIN
FORMATION
CENTRAL PLATFORM
FORMATION
MIDLAND BASIN
FORMATION
WOLFCAMP
PENN
WARD
CLEAR FORK

[1] U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Initial Acquisition Profile

Delaware Basin WolfBone Acreage
Multi-Target Horizontal Resource Play

- Asset: 800 gross acres in two sections, Reeves County, Texas.
- Project is presently 100% owned and operated by Founders Oil & Gas, LLC
- HUSA to acquire a 25% Non-op WI for $5,500 /net acre
- Founders will continue to operate and participate for 50% WI
- Primary target – a WolfBone prospect, includes 3-6 stacked potential resource intervals in each leasehold block
- Anticipate 16 to 24 Hz drilling locations on acquired acreage
  - Two potential laterals in 2nd Bone Spring
  - One potential lateral in Wolfcamp B
  - One potential lateral in Wolfcamp C
- Lateral length on existing acreage is est. to be drilled to 4,500'
- Discussions with neighboring acreage underway to create a pooled unit with longer laterals
- Estimated net undeveloped resource potential oil of 365 – 740 MBo per Hz lateral/well – Centennial 457 MBo per NSAI (1,275 MBoe)[1]
- Higher GOR area produces similar oil, with additional gas
- Hz Unconventional gross well AFE is $6.0 million drilled and completed (10% higher estimate used over Founders' AFE)
- Initial Well anticipated to be spud mid year 2017
- Estimated F&D $8.66/boe; IRR 66%; Undisc ROI 4.0x[2]
- Upside conventional resource possibilities in the 3rd Bone Springs, Wolfcamp A Upper Wolfcamp A Lower, Delaware Mountain Group, Brushy Canyon and Cherry Canyon sands
- Total **net** capital required during 2017 for acquisition, transaction costs and drilling three Hz laterals is estimated at **$6.0 million**



Johnson/O'Brien projects are located in the combined Pecos River Region of WolfBone resource play
DELAWARE BASIN
Abo Trend
Yeso Trend
MIDLAND BASIN
Wolfberry Trend
NEW MEXICO
TEXAS
Avalon Trend
Wolfcamp Shale
Bone Spring Trend
CENTRAL BASIN PLATFORM
Spraberry Trend
Wolfcamp Oil Shale
PERIOD SERIES
DELAWARE BASIN FORMATION
CENTRAL PLATFORM FORMATION
MIDLAND BASIN FORMATION

Note 1: Per Centennial Silverback Acquisition Overview –November 2016, pages 9 and 10. Averaging 13 producing wells and normalized for 4,500' lateral - NSAI PUD's gross Oil EUR 457 MBo (total including gas and ngl's EUR 1,275 BOE).

Note 2: Per internal reserve economic report using type well shown in Note 1. above. Includes $50/bo and $3/mcf flat, $15k/m LOE.

Activity Map – Wolfcamp/Bone Spring (as of 12/1/16)



Legend
Acreage
Producing Well
Drilling Well
Permit
Reeves Co., Texas
O'Brien 480 Acs
Johnson 320 Acs
Bone Spring Production
State Blue Wing 24 #1H (EOG)
Permit: Sept 2016

Enterprise C19 - 5 # 1H (Energen)
First prod: 6/2014
Oil cum: 96.4 mbo / Gas cum: 1,194 mmcf
Frac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Target: Wolfcamp Frac: ?

Oatman C19 - 4A #4H (Silverback)
First prod: 3/2013
Oil cum: 47 mbo / Gas cum: 567 mmcf
Frac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Target: Wolfcamp Frac: 17 stage, 6 MMlbs

Oatman C19 - 4A #3H (Silverback)
First prod: 3/2013
Oil cum: 40.4 mbo / Gas cum: 526 mmcf
Frac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Target:Wolfcamp Frac:18 stage, 5.4MMlbs

Oatman C19 - 4A #2H (Silverback)
First prod: 3/2013
Oil cum: 51.3 mbo / Gas cum: 1,038 Mcf
Frac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Target:Wolfcamp Frac:20 stage, 6.9MMlbs

Iceman 4-24-23 #1H (Silverback)
Spud 11/5/2016
Status: Drilling
Target: Bone Spring

Buffalo 55-5-39 #1H (EOG)
First prod: 7/2014
Oil cum: 47.9 mbo / Gas cum: 820.5 mmcf
Frac IP: 175 BO/D and 2,776 MCF/D
Lateral Length: 4,198'
Target: Wolfcamp Frac: ? stage, 5.9 MMlbs

Coyote 25 # 1H (EOG)
Permit: Jan 2016

State Firefly 24 Unit #1H (EOG)
Production Csg set 10/28/2016
Status: DUC: waiting on frac
Target: Wolfcamp

State Cherokee 24 #1H (EOG)
Permit: July 2015

State Brackenridge 24 #1H (EOG)
Permit July 2015

Oatman C18 - 26 #1H (Silverback)
First prod: 6/2012
Oil cum: 60.5 mbo / Gas cum: 513.8 mmcf
Frac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp Frac:10 stage, 2.7 MMlbs

Folk Rolwing A4-34 # 1H (Silverback)
First prod: 2/2016
Oil cum: 91.3 mbo / Gas cum 1,079 mmcf
Frac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Target: Wolfcamp Frac ? stages, 16.65 MMlbs

Corporate – Current Capitalization*

NYSE MKT Exchange	**HUSA**
Market Cap	$10 million
Total Liabilities	<$100,000; No Debt
Stockholders' Equity	$4.6 million (No Warrants)
Common Shares O/S	51.3 million
Common Shares Fully Diluted	56.5 million


Common Shares (millions)
Fully Diluted
5.2
9%
11.6
21%
39.7
70%
Public Float
Insiders
Options

* Unless otherwise noted, information is as of last 10-Q, for the period ending September 30, 2016.

Management and Board

Chairman & CEO **John P. Boylan**	CEO and President since April 2015, member of Board since 2006. Held positions as CEO, CFO and CRO of several energy companies in E&P (onshore and offshore) and oilfield services. Early career experience with KPMG Peat Marwick and Coopers & Lybrand. Licensed CPA with BBA, Accounting from the University of Texas and an MBA with majors in Finance, Economics and International Business from New York University.
Directors **R. Keith Grimes**	President – International division of Sierra Hamilton, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group in eastern hemisphere.
Stephen P. Hartzell	Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly an independent Consulting Geologist and held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.
Roy W. Jageman	Over 25 years of experience in energy finance, mergers and acquisitions with Simmons & Co., Lehman Brothers, Solomon Brothers and Wasserstein Perella. Former CFO of Plantation Petroleum Company, Ranger Gas Storage, and Encore Acquisition Company, a publicly traded exploration and production company.
O. Lee Tawes	Private investor. Formerly Head of Investment Banking and a Director of Northeast Securities, Inc. Previous management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001.

Summary

- NYSE MKT listed
- Large shareholder base: approximately 5,000
- Target Acquisitions in the Permian Basin gives new growth focus
- Strong operating partners with good track records
- Management experienced in E&P and acquisitions, in particular off-market sourcing
- Clean Capital Structure - No debt, No Warrants
- Tax Loss Carryforward
- Potential upside in Colombian assets

Appendix

Current South American – Colombian Assets

- Concessions are all operated by Hupecol Operating, LLC, a privately held E&P company with offices in Bogota, Colombia and Houston, Texas
- HUSA historically has focused on its non-op working interests in Colombia with its partner, Hupecol
- Hupecol operates significant production and gathering facilities in Colombia and domestically in the U.S.
- Hupecol has extensive staff of regional managers, geologists, petroleum engineers, and geophysical professionals
- HUSA has participated in 123 wells in Colombia with Hupecol since 2003 and has experienced a 67% completion success rate in those wells
- HUSA has a proven track record of monetizing assets with Hupecol realizing $69.9 million in after tax proceeds and a ROI of approximately 2.8X on $25 million of capital invested
- Recent progress slowed due to political situation in-country
- With pending peace accord in Colombia, HUSA, through Hupecol, is pursuing discussions aimed at resolving impasses and potentially resuming drilling on existing, replacement and/or additional acreage

Current U.S. Domestic Assets

- Production along the Texas and Louisiana Gulf Coast
  - Non-operated working interest in 9 producing wells
  - Undeveloped leasehold in South Louisiana
  - Contributes cash flow of approximately $15k per month
- Partnered with familiar industry operators
  - White Oak
  - Pennington
  - Unit Petroleum
- Management continuously reviewing distressed opportunities and acquisition candidates
- Significant deal flow from John Boylan (HUSA CEO) - background in M&A and oil and gas.